                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              CREO PRODUCTS INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Canada                                                          Not Applicable
--------------------------------------------------------------------------------
(State of incorporation or organization)                 (IRS Employer I.D. No.)

          3700 Gilmore Way, Burnaby, British Columbia, V56 4MI Canada
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
--------------------------------------------------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, without par value
--------------------------------------------------------------------------------


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-78481.

Item 1.   Description of Registrant Securities to be Registered
          -----------------------------------------------------

          The class of securities to be registered hereunder is Common Stock, without par value, of the Registrant. The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement on Form F-1 (File No. 333-78481), as originally filed and subsequently amended (the "F-1 Registration Statement"), which Registration Statement on Form F-1 was originally filed with the Securities and Exchange Commission by the Registrant on May 14, 1999 and was subsequently amended on May 24, 1999, is incorporated herein by reference.

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this registration statement:

          1.1/(1)/    Specimen Certificate of the Registrant's Common Stock;
          2.1/(2)/    Articles of Incorporation of the Registrant, as currently
                      in effect ;
          3.1/(3)/    Bylaws of the Registrant, as currently in effect.

(1) Incorporated by reference to Exhibit 4.1 to the Registrant's F-1 Registration Statement
(2) Incorporated by reference to Exhibit 3.1 to the Registrant's F-1 Registration Statement
(3) Incorporated by reference to Exhibit 3.2 to the Registrant's F-1 Registration Statement

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 1, 1999              CREO PRODUCTS INC.

                                    By: /s/ Thomas A. Kordyback
                                        -------------------------------------
                                    Thomas A. Kordyback
                                    Vice President of Finance, Chief Financial
                                    Officer and Secretary

                               Index to Exhibits
                               -----------------



1.1       Specimen Certificate of the Registrant's Common Stock.....Incorporated
                                                                    by Reference


2.1       Articles of Incorporation of the Registrant,
          as currently in effect....................................Incorporated by Reference


3.1       Bylaws of the Registrant, as currently in effect..........Incorporated by Reference